Exhibit 99.2

Investor Conference 2002

Safe Harbor Statement All statements, trends, estimates, goals, targets, projections or other financial information contained in this investor conference presentation relative to trends in the Company's operations or financial results constitute forward statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. There can be no assurances that other factors not currently anticipated by management will not also materially and adversely affect the Company's results of operations. Please refer to the Company's 10-K, most recent 10-Q, and Management's Discussion and Analysis (MD&A) for a listing of factors which could cause actual results to differ materially from those contemplated by the forward-looking statements.

Agenda Life insurance operations Annuity operations Product positioning Investment management Financial overview

Strategic Overview Roger K. Brooks Chairman, President and Chief Executive Officer

Vision for AmerUs Group We will be a leading provider of innovative fixed life and annuity products and a leader in the growing equity index market by delivering high value financial solutions to meet identified needs of our customers

Strategy for AmerUs Group Distribution Strategy Grow and expand multiple agent-based distribution channels Foster high touch / high tech relationships Own distribution where appropriate and profitable

Strategy for AmerUs Group Product Strategy Focus on streamlined portfolio of fixed and equity index products Align product solutions with distribution and target markets Emphasize high margin, capital efficient products Manage risk through product design

Strategy for AmerUs Group Investment Strategy Utilize disciplined A/L management Maximize risk-adjusted returns Capture value-added opportunities

Strategy for AmerUs Group Operations Strategy Utilize technology to enhance service to producers and customers Continue to develop scale through organic growth and acquisitions Be an efficient, low cost provider

Strategy for AmerUs Group Finance Strategy Maintain appropriate capital adequacy Maximize financial flexibility using optimal capital and corporate structures Deploy capital to the highest risk-adjusted return opportunities Utilize reinsurance to manage risk and capital requirements

Corporate Governance Existing Corporate Governance Practices Board and committee independence Documented board and committee duties, responsibilities and governance Policy statements on conflicts of interest, disclosure and insider trading "Fine Tuning" Formalizations Executive session Lead director

Long-Term Performance Growth in product margins Growth in profitable sales Improving ROE Improving EPS Limit risk Focus

Key Industry Challenges Current credit environment Low interest rate environment Volatile equity markets Capital growth Earnings growth Sales momentum

2003 Outlook Declining portfolio yields Lower spreads Slower earnings growth Fewer capital losses

2003 Actions Grow life insurance production Slow annuity production Reposition product portfolios Maintain ALM disciplines

Achieving these results will allow us to improve our leadership positions in the life insurance and annuity market. Long-Term Growth Goals Operating Earnings CAGR 11% - 13% Return on Equity 13% - 14% Sales CAGR 10% - 12%

Thomas C. Godlasky Executive Vice President & Chief Investment Officer Mark V. Heitz President AmerUs Annuity Group Melinda S. Urion Executive Vice President & Chief Financial Officer Roger K. Brooks Chairman, President & Chief Executive Officer Management Team Gary R. McPhail President AmerUs Life Insurance Group Brian J. Clark Senior Vice President & Chief Product Officer Victor N. Daley Executive Vice President & Chief Administration and Human Resources Officer

AmerUs Group Strengths Strategic focus Market leadership in target sectors Distribution management Product innovation Value-added investment approach Acquisition and integration skills Disciplined expense control Talented management team

AmerUs Life Insurance Group Gary R. McPhail President and CEO

Vision We will be a top 10 provider of new fixed life insurance premium and a leader in the equity index life market by fostering superior relationships with agent-based distribution channels and supporting them with high value products and services

Core Strategies Expand agent-based distribution channels Maintain a diversified, highly competitive product portfolio Concentrate resources on high potential markets and producers Use technology to enhance relationships with producers Operate three companies as one Align company brands to distribution channels

2002 Strategic Focus Grow multiple distribution channels Improve scale and profitability of key product lines Shift business mix to higher margin products Realize cost efficiencies

2002 Goals & Initiatives Continue double-digit fixed life sales growth - $113.5 million of repetitive life premium Improve on Top 15 ranking for new fixed life sales Maintain #1 position in equity index life sales Continue successful integration of life companies with further expense reductions

Current Status - AmerUs Life Insurance Group

Life Sales 1998 1999 2000 2001 1st 10 mths 2002 2002 Forecast AmerUs Life Insurance Group 135 AmerUs Life Fixed 34 38 39 44 47 ILICo and Bankers Life Fixed 39 43 50 59 58 AVLIC Variable 2 3 5 5 1 3 CAGR (1998-2001) Fixed 12.9% Industry 2.1% $94 $108 $84 *Excludes joint venture sales in Indianapolis Life $135* $75 (Premium in Millions)

Fixed Life Sales Leaders Through June 2002 Source: LIMRA 1 Northwestern Mutual 229,584 2 New York Life 198,687 3 Aegon USA 161,075 4 AIG-American General 154,578 5 State Farm Life 152,564 6 MetLife/NEF/GenAm/Texas 133,457 7 Jefferson Pilot Financial 105,124 8 MassMutual Financial Group 96,102 9 Guardian Life of America 91,835 10 ING Life Companies - U.S. 80,380 11 GE Financial Assurance 80,145 12 Pacific Life 69,621 13 Prudential Financial 69,003 14 AmerUs Group 67,745 15 John Hancock Financial Services 65,535 Premium First Rank Company Six Months ($000s) 51

EIUL Sales Leaders Through September 2002 * Bankers Life & Casualty sales numbers are now reported with Conseco's sales numbers. ** Sales numbers for American General and ING Southland are estimated by the Advantage Group. Market Share AmerUs Group 43.7% Conseco* 27.3% Lafayette 9.7% Allstate 8.7% ING Southland** 6.2% American General** 1.8%

Distribution Profile Career PPGA IMOs NY/IMO 2002 Projected 26 40 43 23 2002 Projected Fixed Life Sales: $132 Million

Current Distribution Profile 1998 2002E Career Agents 743 1,265 PPGA Systems 3,638 5,100 IMOs (includes NY) 20 75

Additional Major Accomplishments in 2002 Combined distribution management Integrated marketing support services Shifted product mix to higher margin products Implemented multi-company functionality Created common extranet platform Continued integration of operations Restructured variable products joint venture

AmerUs Life Insurance Group 2003 Strategic Initiatives

2003 Strategic Initiatives Core Strategy: Expand agent-based distribution channels and become their preferred partner Top Initiatives: Realign territories to optimize market penetration Develop product and distribution base in Northeast Introduce top producer program Increase sales of top 10 producer groups in each distribution channel Raise producer performance requirements

2003 Strategic Initiatives Core Strategy: Achieve maximum operating cost efficiency by operating three companies as one Top Initiatives: Transition targeted administrative functions to two locations by mid-2003 Convert administrative systems Issue all new business on one system Move to common systems and procedures

2003 Strategic Initiatives Core Strategy: Maintain a diversified, highly competitive product portfolio Top Initiatives: Introduce extended no-lapse guarantees for all universal life products Expand portfolio of equity index life products Launch first equity index life products in New York Find a term insurance alternative through reinsurance or private labeling

2003 Strategic Initiatives Core Strategy: Concentrate resources on high potential markets and producers Top Initiatives: Concentrate product development, marketing support and agent recruiting Tailor agent seminars and education conferences Extend top producer program across all channels Reintroduce interest sensitive whole life product with equity index chassis

2003 Strategic Initiatives Core Strategy: Use technology to enhance relationships with producers Top Initiatives: Expand extranet functionality Introduce state-of-the art illustration system for all products Issue all products on one system

2003 Strategic Initiatives Core Strategy: Align company brands to distribution channels Top Initiatives: Use brands to differentiate and add value Focus IMO advertising on target segments Migrate all IMOs to Indianapolis Life paper Extend geographic presence

2003 Goals Meet financial targets Generate $145 million of new life premiums Continue migration to higher margin products Achieve 10% increase in number of producers > $100,000 and > $200,000 in new fixed life repetitive premium Improve operational efficiencies

Challenges Continuing to grow sales and distribution Balancing profitability with marketability Minimizing channel conflict Managing multi-operational sites

Competitive Advantages Strong distribution management Productive multi-channel distribution Excellent producer relationships Highly responsive service Sound technology strategy Attractive product offerings

AmerUs Annuity Group Mark V. Heitz President and CEO

Vision We will be a top 10 provider of fixed and equity index annuities with an emphasis on controlled distribution, superior service and competitive products

Core Strategies Focus on fixed and equity index annuities Increase owned distribution Expand proprietary product distribution Enhance service to agents and customers with technology Improve operational efficiencies by consolidating annuity operations

2002 Goals/Initiatives Grow proprietary product sales by >25% Grow owned distribution sales by >25% Surrender rates <10% GAAP expenses <30 bp Continue migration to higher ROE products

2002 Challenges Maintain margins Sustain surrender levels given rate reduction strategy Manage levels of statutory surplus & RBC Continue integration React to economic changes Compete with international giants

Current Status AmerUs Annuity Group

1998 1999 2000 2001 1st ten months of 2002 2002 Projection East 793 939 1482 1962 1452 1800 ($ in millions) Growth in Annuity Production CAGR: 35.3% 1998-2001

Source: LIMRA Movement Among The Market Leaders - Fixed Annuities 2001 Rank 1997 Rank Aegon 1 7 American General 2 N/A GE 3 8 Jackson National 4 1 ING 5 5 Allianz 6 6 Allstate 7 4 New York Life 8 12 AmerUs Group 9 N/A Nationwide 10 31 Total market share in 2001 of top ten companies 48%

Source: Advantage Group Equity Index Annuity Market Leaders First nine months of 2002 Market Share Allianz 28% Midland National 20% American Equity 14% North American 7% AmerUs Group 6% Top 5 Market Share 75%

Annuity Product Mix ($ in millions) 2002 Projection Traditional Fixed Annuity $1,044.0 Equity-Index Annuity 666.0 Multi-Year Guaranteed 54.0 Fixed Payout 36.0 Total $1,800.0

Owned/Proprietary Product Distribution 1999 2001 First ten months of 2002 2002 Projection Owned/Proprietary Product 0.19 0.5 0.64 0.72 Independent Agents 0.81 0.5 0.36 0.28

Owned & Proprietary Product Distribution - 2002 2002 Expected # of Groups Distribution Method Premium 2 Appointment setting/agent control $500 million 3 Brokerage/independent agents $360 million 1 Bank marketing $ 40 million 1 Proprietary product $400 million Total $ 1.3 billion

Agents Production per Agent AmerUs Group 12,050 $110,500 Jackson National 74,000 $19,311 ING 78,450 $19,286 AEGON 100,000 $13,510 Allstate 111,200 $13,309 F & G Life 100,000 $11,160 Allianz 100,000 $10,760 Contracted Agents Note: Data as of December 31, 2000

Conservation Reactive Program Telephone contact on all full surrenders Written policyowner confirmation Proactive Program Orphan policyowners Personal contact at expiration of surrender charge Reduced commissions on internal rollovers

Surrender Rates 2000 2001 First nine months of 2002 2002 Projection Lapse Rates 0.14 0.114 0.111 0.105 Excludes internal replacements * Exclusive of IL Annuity ** Includes IL Annuity for period following acquisition on 5/18/01 *** 7.0% w/o IL Annuity estimated for all of 2002 *** ** *

( $ in millions) Remaining Surrender Charges 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0.09 10% or more MVA Other East 1132 102 206 172 275 383 1133 1686 877 867 2867 353 205 As of September 30, 2002 111

Guaranteed Minimum Rates Equity Index 3% or less 3.01% to 3.99% 4% or greater 3433 3020 1365 2440 ($ in millions) As of September 30, 2002 * * Before reinsurance

2001 First nine months of 2002 2002 (projected) East 40 32 29 GAAP Expenses Expenses in b.p.* * As an annualized percentage of average invested assets

Enhanced Marketing Services All marketing materials available on web site/ by fax/by mail Training seminars and continuing education programs available through marketing organizations Compliance-driven sales materials Commissions paid by EFT 24/7 producer web site

Enhanced Customer Service Rollover and transfer unit Dedicated call center representatives 24/7 policyowner web site Consumer-focused sales materials Large print policies

IL Annuity Fixed and variable annuity business Fixed annuity reserves - $1.88 billion Variable annuity separate account - $234 million Reinsurance of fixed annuities - $1.29 billion High surrender rates on annuities tied to total return on convertible securities Deferred acquisition costs written off Discontinued writing new business Minimal financial impact

2003 Strategic Initiatives

2003 Strategic Initiatives Core Strategy: Expand sales by owned and proprietary product distribution Top Initiatives: Extend geographic coverage of owned distribution Shift production to equity indexed products Raise minimum production requirements Assume administration of proprietary products

2003 Strategic Initiatives Core Strategy: Maintain a diversified, competitive annuity product portfolio Top Initiatives: Increase equity index annuity sales to two-thirds of total sales Develop an equity index annuity product for New York Move to lower minimum guarantee products Reduce traditional fixed annuity commissions

2003 Strategic Initiatives Core Strategy: Use technology to enhance distribution relationships Top Initiatives: Introduce online contracting and licensing Pilot field issued policies Move all agent communications online Enhance extranet functionality

2003 Strategic Initiatives Core Strategy: Continue to improve operational efficiencies Top Initiatives: Merge Delta and Financial Benefit operations into American Investors Move to single administration system for annuities

2003 Goals Generate new annuity sales of $1.5 billion Grow proprietary product/owned distribution sales to over 80% Reduce GAAP operating expenses to <27 bp of average invested assets Continue high touch/high tech distribution relationships

2003 Challenges Minimize margin compression Sustain current surrender levels given rate reductions Manage levels of statutory surplus & RBC Compete with international giants

Competitive Advantages Owned and proprietary product distribution Strong producer relationships High touch/high tech service Diversified annuity portfolio Focused operations

AmerUs Product Management Group Brian J. Clark Senior Vice President and Chief Product Officer

Product Management Objectives Partner with distribution to create competitive products Achieve targeted ROE by growing the profitable segments Enhance the emergence of earnings Manage risk through product design Maintain repricing flexibility

Life Insurance Product Mix* Par Whole Life EIUL UL Interest Sensitive Whole Life Term 0.04 0.33 0.24 0.26 0.13 * Fixed life repetitive premium through 9/30/02 excluding joint venture term

Changing The Life Business Mix * Repetitive premium through 9/30/03 excluding joint venture term sales Statutory 9/30/02 Premium Reserves Sales Mix* Closed Block 43% 64% - Traditional UL 17% 26% 24% Equity Index 10% 2% 33% ISWL 14% 2% 26% Term 4% 1% 13% Par Whole Life 12% 5% 4%

Annuity Product Mix* Multi-Year Guarantee Equity Index Fixed Payout Traditional 0.03 0.37 0.02 0.58 * Fixed annuities including sales by AmerUs producers in variable product joint venture company

Changing The Annuity Business Mix* * AmerUs Group excluding IL Annuity ** Before reinsurance 9/30/02 9 Months Reserves Sales Traditional 65% 58% Equity Index 16% 37% Multi-Year Guarantee 14% 3%** Fixed Payout 5% 2%

Traditional Life EIUL Index Annuities Traditional Annuities 0.42 0.21 0.11 0.26 Statutory Capital Invested Total statutory capital invested in 2002 projected sales - $90 Million New Sales Allocation

Total Capital Invested Traditional Life EIUL Index Annuities Traditional Annuities 0.27 0.14 0.2 0.39 Total capital invested in 2002 projected sales - $180 Million Statutory Capital + 250% RBC New Sales Allocation

Key Points Significant investment in new sales relative to statutory capital Equity allocated to the new sales is growing significantly Capital ratios are supported by Profits from inforce block Release of RBC on surrenders Reinsurance External capital

Life Insurance Reserves Attributable to New Sales 2002 + Sales Pre 2002 Sales 0.22 0.78 2002 + Sales Pre 2002 Sales 0.5 0.5 2002 + Sales 18 - 22% 2002 + Sales 45 - 50% In 5 Years In 10 Years Note: Assumes historical persistency and 0 - 10% sales growth Pre 2002 Sales 78 - 82% Pre 2002 Sales 50 - 55%

Gross Margin Allocation Sales in Last 5 Years Business Over 10 Years Old 0.475 0.39 Life Insurance Sales Business Sold in Last 5 Years 45 - 50% Business Over 5 Years Old 50 - 55%

2002 + Sales Pre 2002 Sales 0.75 0.25 2002 + Sales Pre 2002 Sales 0.95 0.05 Annuity Reserves Attributable to New Sales Post 2001 Sales 65 - 75% Post 2001 Sales 85 - 95% In 5 Years In 10 Years Note: Assumes historical persistency and 0 - 10% sales growth Pre 2002 Sales 25 - 35% Pre 2002 Sales 5 - 15%

Product Pricing Expectations *IRR on distributable earnings assuming 250% RBC requirement Note that leverage adds 2 - 3% to ROE Life Insurance Annuities Traditional 12 - 14% 8 - 10% Equity Index 15 - 17% 11 - 13% Unlevered ROE*

Equity Index Pricing Investment yield less priced spread = "credited rate" "Credited rate" = call option budget Call option pay-off replicates actual credited interest to the policy If option expires worthless we still make our spread

Hedging Cost Performance Pricing = option budget Actual = linear amortization of option cost Annual Reset Equity Index Products Option Option Budget Cost Variance 2001 $25.0 $(21.7) $3.3 2002 (9 months) 23.6 (21.0) 2.6 Total $48.6 $(42.7) $5.9 $ Millions

Annual Hedging Cost Sensitivity 100% Participation up to 11% Cap Key Factors: 1) Slope of Treasury Curve (yield from long term securities purchased) 2) Slope of implied volatility in call option prices *1-Year Treasury Rate At The Money At The 11% Cap 2% Treasury* 4% Treasury* 18% 16.5% 5.0% 5.6% 24% 22% 5.2% 5.7% Implied Volatility Net Option Cost

Product Minimum Guarantees (New Sales - 2003*) Life Insurance Annuities Traditional 2 - 4% 3% Equity Index 2% 0 - 2% * Guarantees are expected to apply to greater than 90% of 2003 projected sales

Historical Probability of the Risk 3% Guarantee 2% Guarantee 11% Annual Cap 2.1% 0.1% 8% Annual Cap 3.7% 1.1% Maximum Cost 15.9% less 10.4% less Over 5 Years 5th year option cost 5th year option cost Expected Annual Cost 5-9 basis points 0-2 basis points * For EIUL products, this is the historical probability that the average credited rate is below the product guarantee, using 5 year segments beginning 1950 through 1997 Probability of underperforming the product guarantee*

Equity Index Annuity Investment Grade Bond Convertible Bond Traditional Fixed Equity Index 0.16 0.1 0.24 0.5 Premium Allocation* * Year-to-date sales excluding IL Annuity which was discontinued in first quarter

Equity Index Accounting GAAP operating earnings Option budget linearly amortized into earnings Option pay-off replicates policy credited rate GAAP net income Short-term volatility created by FAS 133 Economics and accounting will converge Statutory net income Accelerated $15M option cost amortization YTD due to marking-to-market the options

Product Margin Enhancements In 2002 Second generation equity index UL New, simplified equity index annuity Term repositioning Life product rationalization

Statutory Earnings Emergence After-Tax Earnings as Percent of Initial Annual Repetitive Premium Old EIUL New EIUL Old EIUL New EIUL -0.2 0.17 0.09 0.24 Policy Years 1 - 5 Policy Years 6 - 10 Cumulative Earnings Over 5 Year Segments 181

GAAP Earnings Emergence After-Tax Earnings as Percent of Initial Annual Repetitive Premium Old EIUL New EIUL Old EIUL New EIUL 0.1 0.16 0.16 0.37 Cumulative Earnings Over 5 Year Segments Policy Years 1 - 5 Policy Years 6 - 10 183

Policy Year Old EIUL New EIUL DAC and Unearned Revenue Reserve (URR) 5 80 - 90% 50 - 60% 10 50 - 65% 10 - 20% DAC Net of URR as Percent of Initial DAC

Major Product Initiatives in 2003 Address minimum guarantees on annuities Shift production to Equity Index Annuities Roll out EIUL in New York Introduce UL no lapse guarantee rider Upgrade Interest Sensitive Whole Life product Add flexibility and equity index account Redesign loads to enhance emergence of GAAP earnings Prepare for 2001 CSO implementation

Key Product Messages Investing significantly in new business Shifting the business mix to enhance ROE Enhancing the emergence of statutory and GAAP earnings on new sales Reducing minimum guarantee risk Capitalizing on competitive advantages

Investor Conference 2002

AmerUs Capital Management Thomas C. Godlasky President

Agenda Investment management goal Asset profile Investment and credit review process 2003 outlook Funding agreement update

Investment Management Goal Outperform industry peers by achieving higher risk-adjusted investment returns

Asset Profile

Asset Profile High quality Excellent diversification Significant liquidity Modest commercial mortgage exposure Limited exposure to real estate and equities

Asset Profile - High Quality AmerUs Group maintains a high quality investment portfolio despite the recent credit environment High yield securities were 7.9% of invested assets Net unrealized gains were $435.3 million as of 9/30/02 43 out of the top 50 names held as of 9/30/02 had unrealized gains

NAIC 1 NAIC 4-6 NAIC 3 NAIC 2 East 0.636 0.037 0.05 0.277 West North Asset Quality Distribution - Fixed Income September 30, 2002 * High Yield exposure is 8.7% of fixed income securities; 7.9% of total invested assets of $16.3 billion.

Asset Profile - High Quality Unrealized Gain/Loss Profile ($ millions) September 30, 2002 American Investors $275.4 $125.7 $149.7 AmerUs Life 285.5 139.0 146.5 Bankers Life 24.7 4.6 20.1 Delta Life 82.2 15.0 67.2 Financial Benefit 11.7 12.8 (1.1) IL Annuity* 0.0 0.0 0.0 ILICO 76.7 23.8 52.9 AmerUs Group $756.2 $320.9 $435.3 Company Gross Gains Gross Losses Net * IL Annuity's assets are marked to market and the market values have been reflected on the balance sheet.

Asset Profile - Excellent Diversification Investment policies and credit guidelines are established to provide broad diversification Asset diversification metrics are reviewed versus industry averages, rating guidelines and management's risk tolerances Sector diversification is monitored against the Lehman Investment Grade Corporate and High Yield Indices

Corp Gov Pref ABS CMO MBS Mrtg Ln CMBS Other Policy Lns East 0.57 0.08 0.01 0.05 0.05 0.08 0.06 0.04 0.04 0.03 West North Asset Profile - Excellent Diversification (cont.) Sector Breakdown September 30, 2002

Asset Profile - Excellent Diversification (cont.) Key conclusions Higher exposure to corporate bonds Lower exposure to Commercial mortgages Private placements Foreign ABS/MBS exposure on par with peers

Asset Profile - Significant Liquidity Bias toward holding more liquid assets Higher liquidity than peers Less liquid assets could be securitized or sold outright

Asset Profile - Significant Liquidity Equivalent Rating Liquidity Ratio (%) AmerUs Group Level Description Low High Horizon Ratio Rating S&P Liquidity Analysis September 30, 2002 AAA Superior 260 - AA Excellent 220 259 1 Year 226% AA A Good 180 219 2 Year 203% A

Asset Profile - Limited Commercial Mortgage Exposure Commercial mortgages only 6% of assets Total problem loans approximately $3 mm Significantly slowed the origination of new loans Well positioned if downturn in real estate market occurs

Investment and Credit Review Process

Investment Process Bottom up (80%) Evaluate the financial profile (cash flow, leverage, business operation) Technical/relative value analysis Top down (20%) Macro economics Industry sector evaluation Focus List

Credit Writedowns AmerUs has not been immune to the poor credit environment Further writedowns will be taken in the 4th Quarter Expect 2002 to be the low point in this credit cycle

Credit Writedowns Writedown Amounts (pre-tax) $ millions 1st Q 02 5.2 2nd Q 02 27.6 3rd Q 02 10.5 4th Q 02 (est.) 45 - 60 Total 2002 (est.) $88.3 - $103.3 Total writedowns as a % of invested assets: 54 - 63 basis points

Credit Writedowns 2001 40.4 21 2002 (est.) 88.3 - 103.3 54 - 63 2003 (est.) 20 - 25 12 - 15 Actual/Est. % Invested Year ($ millions) Assets (BP)

Value-Added Investment Management Investment Grade Corporate Bonds 7.58% 7.99% 30.42% 61.86% Lehman Brothers Int. Corp. Index 7.30 7.68 29.24 57.52 Variance 0.28 0.31 1.18 4.34 Mortgage Backed Securities 8.14 8.33 31.45 65.59 Lehman Brothers MBS Index 7.29 7.36 29.57 62.20 Variance 0.85 0.97 1.88 3.39 Asset Backed Securities 10.25 9.78 35.96 60.66 Lehman Brothers ABS Index 8.85 8.92 33.90 58.84 Variance 1.40 0.86 2.06 1.82 High Yield Corporate Bonds (4.74) (1.22) 5.86 40.59 Lehman Brothers HY (75% BB, 25%B) (6.47) (1.05) 4.97 36.98 Variance 1.73% (0.17)% 0.89% 3.61% YTD 9/30/02 1-Yr 3-Yr Inception Note: Performance results presented gross of fees. Inception date is calculated from1/1/96 to 9/30/02 for all asset classes except ABS which has a time period of 1/1/97 to 9/30/02. 231

2003 Outlook, Opportunities, Challenges

Current Environment The low interest rate and poor credit environment continue to pressure portfolio yields Five year U.S. Treasury rates have declined approximately 325 basis points since January 2000 Industry-wide credit losses have hit record highs The investment yield for AmerUs Group is projected to decline to 6.01% as of 12/31/02 from 7.01% in January 2000 Profit margins have been maintained by actively managing credited rates and dividend scales

Interest Rate Assumptions - 2003 Plan Interest rates will remain at cyclical lows Portfolio yields will continue to decline Profit margins will compress

Rate Assumptions - 2003 AmerUs Group Plan LIBOR 1.65% 1.92% 2 Yr T-Note 2.03% 2.10% 5 Yr T-Note 3.22% 3.15% 10 Yr T-Note 4.17% 4.23% Current Projected 11/26/02 2003 Average

2003 Asset Assumptions Average invested assets $17.2 billion New cashflows $3.2 billion Average investment yield 5.81% Sensitivity per 10 BP change in interest rates 2.5 cents/share Impact of 2002 writedowns 9 -11 cents/share

Investment Management Key Initiatives for 2003 Reduce single issuer credit exposure Improve the "structural" mix of securities Reduce exposures to an "over-leveraged" consumer Avoid next "shoe to fall" Financial sector REITS Commercial mortgages

Investment Management Key Initiatives for 2003 (con't) Maintain financial flexibility Optimize our unrealized gain position Generate economic value relative to outside benchmarks Asset allocation (% of total invested assets) MBS/ABS at 20 - 22% High yield at 8% or less Lower commercial mortgage origination Improve overall credit quality

Investment Management Key Initiatives for 2003 (con't) Maintain a disciplined ALM approach Continue close working relationship with distribution and product management Maintain bias towards liquid assets Avoid interest rate risk

Duration Mismatch AmerUs Group

Funding Agreements Update

Funding Agreements Business rationale Source of asset growth Contribution to earnings at the margin Leverage existing competencies - ALM & Investments No statutory strain Key financial drivers Cost of funds ROE Term structure

Funding Agreements - FHLB Program FHLB of Des Moines Established a program to purchase funding agreements from its members AmerUs has been a member of the FHLB since 1988 Provides access to low cost funding source

Summary of Key FA Policy Terms FHLB Funding Agreement Features Fixed or floating Cashflow matched Up to 20 years policy terms Flexible as to amount Not surrenderable May be unwound only by AmerUs

Return on Equity Analysis C-0 & C-1 Asset 1.10% C-3 Interest & health 0.00% C-4 General business 0.05% Base RBC 1.15% RBC @ 2.5x 2.88% Descriptor Risk Category RBC

Return on Equity Analysis (con't) Policy size $100,000 Capital $2,880 Yield spread 55 basis points Investment yield on capital 5.00% Pre-tax ROE 24.1% After-tax ROE 15.7% ROE Example

Funding Agreement Update New Funding Agreements issued to the Federal Home Loan Bank (as of 12/05/02) AmerUs Life $ 350 million American Investors Life $ 250 million Delta Life and Annuity $ 275 million Total $ 875 million Potentially issue an additional $500 million in 2003

Financial Overview Melinda S. Urion Executive Vice President & Chief Financial Officer

Topics 2002 Update Capital and capital structure Earnings and ROE drivers 2003 earnings guidance

2002 Update

Improving Operating Earnings (1) Before minority interest * Excludes goodwill amortization ** Includes goodwill amortization CAGR: 25.1% ($ in millions) 1996 1997 1998 1999 2000 2001 2002 Projection (1) ** ** ** ** ** ** *

CAGR: 12.4% 1996 1997 1998 1999 2000 2001 2002 Consensus East 1.77 2.08 2.04 2.45 2.76 3.05 3.57 Improving Operating EPS * Excludes goodwill amortization ** Includes goodwill amortization ** ** ** ** ** ** *

Note: ROE calculated using adjusted net operating earnings divided by average equity excluding accumulated other comprehensive income. Improving ROE 1996 1997 1998 1999 2000 2001 2002 Projection East 0.088 0.076 0.081 0.088 0.102 0.108 0.121 * Excludes goodwill amortization ** Includes goodwill amortization ** ** ** ** ** ** *

Balanced Revenues and Earnings Consolidated $1,181 million Consolidated $181 million September 30, 2002 Revenues September 30, 2002 Pre-Tax Operating Earnings

Capital and Capital Structure

Capital Strategy Maintain RBC ratios on a consolidated basis at 250-260% Maintain financial flexibility within debt-to-capital ratio limits Execute capital plan Merger of AIL, FBL, Delta by year-end Pursue reinsurance to generate additional capital as needed Develop and sell capital efficient products

2001 Actual 2002 Projected Debt $315.6 19.6% $227.1 14.0% Preferred 69.1 4.3% 48.3 3.0% OCEANs sm - - 186.2 11.5% Subtotal $384.7 23.9% $461.6 28.5% Common Equity (1) 1,225.8 76.1% 1,160.3 71.5% Total $1,610.5 100.0% $1,621.9 100.0% Shares Outstanding 41.8 39.0 Book Value per Share (1) $29.36 $29.75 Debt-to-Capital Ratios Standard & Poor's (2) 23.9% 14.0% Moody's 23.9% 25.0% (1) Excludes AOCI (2) Equity treatment of 100% subject to a 15% of capital limitation Capital Structure

Statutory Earnings YTD September 30, 2002 Net Gain From Operations $ 58.1 Net Realized Gains (Losses) (32.5) Net Income $ 25.6 Accelerated Option Cost $ 15.2 Strain From Higher Than Planned Sales 6.9 Reinsurance Transactions (6.7) Dividend Reduction (8.9) Restructuring and Demutualization Costs 3.7 Normalized Gain From Operations 68.3 Full Year Normalized Gain From Operations $ 91.1 Total Adjustments to Net Gain From Operations: ($ in millions)

Statutory Adjusted Capital September 30, 2002 Statutory Adjusted Risk-Based Capital (1) Capital AmerUs Life $ 287.4 252% Indianapolis Life 205.1 273% Bankers Life of NY 20.4 209% American Investors Life 202.3 252% Delta Life 91.3 300% Financial Benefit 17.4 218% Total $ 823.9 262% ($ in millions) (1) Capital and surplus plus asset valuation reserve plus one-half dividend liability

Additional Available Capital Closed blocks $150 million Bank borrowings 70 Annual statutory earnings 80 - 100 Total $300 - 320 million Estimated Value

Earnings and ROE Improvement

Earnings and ROE Drivers Internal Expense reductions Growth of the business Shift to higher ROE products Margin compression and lower investment yields 2002 writeoffs due to credit losses Normal expense increases Acquisitions

Expense Reductions Life operations Administration Distribution costs/marketing support Indianapolis operations Annuity operations Corporate

Growth of the Business 2002 life sales up an estimated 25% 2002 annuity sales and funding agreements up approximately 30% over 2001 annuity sales

Shift to Higher ROE Products Increased equity index life sales Shift from traditional annuity to EIA Improved product mix

Margin Compression and Lower Investment Yields Investment rates at 30 year lows Impacting both life and annuity segments 10 bp change in interest rates equals 2.5¢/share

2002 Writeoffs Due to Credit Losses $88 - $103 million projected in writeoffs $45 - $60 million projected in 4th Quarter

Normal expense increases Salaries up 3.5% D&O insurance up 183% Audit fees up 11% Depreciation on capitalized systems New product administration system New illustration system New general ledger system New claims system New commission system

Earnings and ROE Drivers Positive impacts Expense reductions Growth of the business Shift to higher ROE products Negative impacts Margin compression and lower investment yields 2002 writeoffs due to credit losses Normal expense increases

2003 Earnings Guidance

2003 Earnings Guidance Operating EPS growth rate of 4% - 6% Operating EPS range of $3.70 - $3.80 Items impacting net income Restructuring costs Credit gains/losses FAS 133 mark-to-market of derivatives Stock option expensing

1996 1997 1998 1999 2000 2001 2002 Projection 2003 Projection 113.4 144.2 147.9 East 37.6 49.1 68.9 74.3 86.1 114 CAGR: 21.6% Improving Operating Earnings * * (1) Before minority interest * Excludes goodwill amortization ** Includes goodwill amortization ** ** (1) ** ** ** ($ in millions) **

1996 1997 1998 1999 2000 2001 2002 Consensus 2003 Projection 3.05 East 1.77 2.08 2.04 2.45 2.76 3.05 3.57 3.7 Improving Operating EPS * Excludes goodwill amortization ** Includes goodwill amortization ** * ** ** ** ** ** CAGR: 11.3%

1996 1997 1998 1999 2000 2001 2002 Projection 2003 Projection East 0.088 0.076 0.081 0.088 0.102 0.107 0.121 0.122 Improving ROE Note: ROE calculated using adjusted net operating earnings divided by average equity excluding accumulated other comprehensive income. * Excludes goodwill amortization ** Includes goodwill amortization ROE (%) ** * ** ** ** ** ** *

ROE - Price to Book Regression Analysis Price to Book Source: A.G. Edwards Price/2003E book value

Key Messages Commitment to long-term growth Operating earnings and EPS CAGRs within our long-term target ranges Capital strategy in place to maintain appropriate capital levels and RBC ratios and to fund future growth Appropriate action to mitigate margin compression and lower investment yields Expense reductions Shift to higher ROE products Interest credited rate actions Undervalued stock

Investor Conference 2002

Closing Remarks Roger K. Brooks Chairman, President and Chief Executive Officer

AmerUs Group Strengths Strategic focus Market leadership in target sectors Distribution management Product innovation Value-added investment approach Acquisition and integration skills Disciplined expense control Talented management team

Attractive Valuation P/E multiple: Less than 9X 2003 guidance P/B multiple: Less than 1.1X 2003 BV Long-term EPS growth rate: 11.3% Outstanding growth in life insurance

Investor Conference 2002